Clough Global Dividend and Income Fund
STATEMENT OF INVESTMENTS
July 31, 2019 (Unaudited)

	Shares	Value
COMMON STOCKS 78.28%
Communication Services 1.35%
China Tower Corp., Ltd. - Class H	2,770,000	$721,856
Momo, Inc. - Sponsored ADR(a)(b)	13,100	445,007
		1,166,863

Consumer Discretionary 7.60%
Chow Tai Fook Jewellery Group, Ltd.	100,800	96,703
Home Depot, Inc.(a)(b)	3,690	788,516
Melco Resorts & Entertainment, Ltd. - ADR(a)(b)	45,100	1,013,397
Pool Corp.(a)(b)	3,900	738,543
Sands China, Ltd.	340,800	1,658,691
Titan Co., Ltd.	47,843	734,738
Vail Resorts, Inc.(a)(b)	4,700	1,158,644
XTEP International Holdings, Ltd.	530,000	383,884
		6,573,116

Energy 0.00%
Fairway Energy LP(c)(d)(e)(f)(g)(h)	130,700	0

Financials 36.04%
AIA Group, Ltd.	70,200	725,482
American International Group, Inc.(a)(b)	17,500	979,825
Ares Capital Corp.(a)	147,900	2,746,503
Bank of America Corp.(a)(b)	90,491	2,776,264
Barings BDC, Inc.(a)(b)	202,900	2,002,623
Blackstone Mortgage Trust, Inc. - Class A(a)	45,830	1,627,882
Citigroup, Inc.(a)(b)	75,830	5,396,063
Golub Capital BDC, Inc.(a)	106,200	1,925,406
Granite Point Mortgage Trust, Inc.(a)	109,000	2,081,900
HDFC Bank, Ltd.	48,289	1,580,721
JPMorgan Chase & Co.(a)(b)	20,700	2,401,200
Morgan Stanley(a)(b)	37,800	1,684,368
Solar Capital, Ltd.(a)	75,100	1,559,076
Starwood Property Trust, Inc.(a)	99,900	2,320,677
TPG Specialty Lending, Inc.(a)	69,300	1,352,736
		31,160,726

Health Care 6.10%
Amgen, Inc.(a)(b)	2,990	557,874
Baxter International, Inc.(a)(b)	7,980	670,081
Eli Lilly & Co.(a)(b)	8,813	960,176
Thermo Fisher Scientific, Inc.(a)(b)	3,835	1,064,903

	Shares	Value
Health Care (continued)
Zoetis, Inc.(a)(b)	17,610	$2,023,213
		5,276,247

Industrials 0.84%
Larsen & Toubro, Ltd.	35,900	724,054

Information Technology 18.29%
Analog Devices, Inc.	12,525	1,471,186
Apple, Inc.	7,060	1,504,062
Applied Materials, Inc.	30,115	1,486,778
Broadcom, Ltd.(a)(b)	9,779	2,835,812
Microsoft Corp.(a)(b)	32,430	4,419,236
Samsung Electronics Co., Ltd.	18,422	706,143
Visa, Inc. - Class A(a)(b)	9,899	1,762,022
Western Digital Corp.(a)(b)	17,550	945,770
Xilinx, Inc.(a)(b)	6,000	685,260
		15,816,269

Real Estate 8.06%
Community Healthcare Trust, Inc.(a)	107,700	4,425,393
Embassy Office Parks REIT(c)	137,600	748,683
Link REIT	59,500	694,711
SBA Communications Corp.(a)(b)(c)	4,480	1,099,437
		6,968,224

TOTAL COMMON STOCKS
(Cost $63,730,122)		67,685,499

CLOSED-END FUNDS 1.41%
Brookfield Real Assets Income Fund, Inc.(a)(b)	13,400	293,460
Cornerstone Strategic Value Fund, Inc.(a)(b)	24,800	296,112
Cornerstone Total Return Fund, Inc.(a)(b)	25,500	298,095
Royce Value Trust, Inc.(a)(b)	23,700	333,222

TOTAL CLOSED-END FUNDS
(Cost $1,234,152)		1,220,889

PREFERRED STOCKS 8.28%
Annaly Capital Management, Inc.
Series G, 6.500%(a)	37,476	934,651
Ares Management Corp.
Series A, 7.000%(a)	35,000	934,500
First Republic Bank
Series D, 5.500%(a)(b)	35,000	892,500
Global Medical REIT, Inc.
Series A, 7.500%(a)	10,900	281,220
M&T Bank Corp.
Series C, 6.375%(a)(b)	962	968,734
New Mountain Finance Corp., 5.750%(a)(b)	40,000	1,024,800

	Shares	Value
PREFERRED STOCKS (continued)
PennyMac Mortgage Investment Trust
Series A, 3M US L + 5.831%(a)(i)	22,000	$590,040
Series B, 3M US L + 5.99%(a)(i)	10,000	265,400
Two Harbors Investment Corp.
Series A, 3M US L + 5.66%(a)(i)	28,500	766,650
Series C, 3M US L + 5.011%(a)(b)(i)	20,000	504,000

TOTAL PREFERRED STOCKS
(Cost $6,922,820)		7,162,495

Underlying Security/Expiration Date/ Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS 1.44%
Put Options Purchased 1.44%
Invesco QQQ Trust Series 1
10/18/19, 190, $21,021,000	1,100	611,600
iShares China Large-Cap ETF
08/02/19, 42, $953,520	232	20,996
S&P 500® Index
09/20/19, 2,950, $29,803,800	100	491,500
Xtrackers Harvest CSI 300 China A-Shares ETF
08/02/19, 28, $9,294,645	3,335	116,725

Total Put Options Purchased
(Cost $1,201,578)		1,240,821

TOTAL PURCHASED OPTIONS
(Cost $1,201,578)		1,240,821

Description and	Principal
Maturity Date	Amount	Value
CORPORATE BONDS 18.41%
American Tower Trust #1
03/15/2023, 3.070%(e)	$700,000	706,991
Amgen, Inc.
11/15/2021, 3.875%(a)	700,000	720,617
AvalonBay Communities, Inc.
09/15/2022, 2.950%(a)	500,000	508,689
Bank of America Corp.
10/21/2022, 2.503%(a)	500,000	500,682
BP Capital Markets America, Inc.
05/06/2022, 3.245%(a)	288,000	295,442
Branch Banking & Trust Co.
06/01/2020, 2.250%(a)	500,000	499,643
Caterpillar, Inc.
05/27/2021, 3.900%(a)	500,000	515,107
Citigroup, Inc.
04/25/2022, 2.750%(a)	700,000	705,788
Citizens Financial Group, Inc.
09/28/2022, 4.150%(a)(b)(e)	1,325,000	1,366,146
Connecticut Light & Power Co.
01/15/2023, 2.500%(a)(b)	750,000	756,742

Description and	Principal
Maturity Date	Amount	Value
CORPORATE BONDS (continued)
JPMorgan Chase & Co.
10/29/2020, 2.550%(a)	$600,000	$600,844
09/23/2022, 3.250%(a)	700,000	719,542
Main Street Capital Corp.
12/01/2019, 4.500%(a)(b)	1,000,000	1,004,228
Morgan Stanley
05/19/2022, 2.750%(a)(b)	750,000	755,913
MUFG Union Bank NA
04/01/2022, 3.150%(a)	850,000	866,614
NextEra Energy Capital Holdings, Inc.
10/01/2066, 3M US L + 2.0675%(a)(b)(i)	500,000	413,260
Owl Rock Capital Corp.
04/15/2024, 5.250%(a)	500,000	519,635
Philip Morris International, Inc.
11/02/2022, 2.500%(a)(b)	1,000,000	1,004,283
Solar Capital, Ltd.
01/20/2023, 4.500%(a)(b)	500,000	494,027
Sunoco Logistics Partners Operations LP
04/01/2021, 4.400%(a)(b)	750,000	770,280
TPG Specialty Lending, Inc.
01/22/2023, 4.500%(a)(b)	750,000	751,678
UnitedHealth Group, Inc.
07/15/2020, 2.700%(a)(b)	700,000	703,296
Welltower, Inc.
01/15/2022, 5.250%(a)(b)	700,000	742,911

TOTAL CORPORATE BONDS
(Cost $15,869,627)		15,922,358

ASSET-BACKED SECURITIES 0.10%
United States Small Business Administration
Series 2008-20L, Class 1, 12/01/2028, 6.220%	75,200	82,512

TOTAL ASSET-BACKED SECURITIES
(Cost $75,200)		82,512

GOVERNMENT & AGENCY OBLIGATIONS 17.00%
U.S. Treasury Bonds
02/15/2041, 4.750%(a)	1,000,000	1,398,477
05/15/2041, 4.375%(a)	1,000,000	1,334,687
08/15/2043, 3.625%(a)	1,000,000	1,206,992
11/15/2043, 3.750%(a)	1,000,000	1,230,723
05/15/2045, 3.000%(a)	1,000,000	1,092,715
02/15/2048, 3.000%	2,700,000	2,955,182
05/15/2048, 3.125%(a)	4,000,000	4,484,453
U.S. Treasury Note
01/31/2020, 2.000%(a)	1,000,000	999,355

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $13,678,412)		14,702,584

	Shares/Principal Amount	Value
SHORT-TERM INVESTMENTS 15.89%
Money Market Funds 7.83%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (2.201% 7-day yield)	6,771,860	$6,771,860
		6,771,860
U.S. Treasury Bills 8.06%
U.S. Treasury Bills
09/05/2019, 2.418%(a)(j)	$1,000,000	998,069
10/03/2019, 2.101%(a)(j)	2,000,000	1,992,962
11/29/2019, 2.075%(j)	3,000,000	2,979,722
12/05/2019, 2.410%(a)(j)	1,000,000	992,920
		6,963,673
TOTAL SHORT-TERM INVESTMENTS
(Cost $13,732,746)		13,735,533

Total Investments - 140.81%
(Cost $116,444,657)		121,752,691

Liabilities in Excess of Other Assets - (40.81%)(k)		(35,287,872)

NET ASSETS - 100.00%		$86,464,819

SCHEDULE OF SECURITIES SOLD SHORT (c)	Shares	Value
COMMON STOCKS (7.37%)
Financials (4.48%)
Deutsche Bank AG	(105,400)	(823,174)
Mediobanca Banca di Credito Finanziario SpA	(128,642)	(1,289,351)
Societe Generale S.A.	(24,383)	(599,357)
UniCredit SpA	(98,881)	(1,166,420)
		(3,878,302)

Industrials (1.12%)
Stericycle, Inc.	(21,010)	(965,619)

Information Technology (1.77%)
Advanced Micro Devices, Inc.	(25,500)	(776,475)
Cree, Inc.	(7,150)	(444,587)
NetApp, Inc.	(5,300)	(309,997)
		(1,531,059)

TOTAL COMMON STOCKS
(Proceeds $6,435,628)		(6,374,980)

EXCHANGE TRADED FUNDS (3.34%)
iShares® Nasdaq Biotechnology ETF	(5,490)	(580,074)
SPDR® S&P® Biotech ETF	(26,900)	(2,304,792)

SCHEDULE OF SECURITIES SOLD SHORT (c) (continued)	Value

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $2,750,711)	$(2,884,866)

TOTAL SECURITIES SOLD SHORT
(Proceeds $9,186,339)	$(9,259,846)

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

LIBOR - London Interbank Offered Rate

Libor Rates:

3M US L - 3 Month LIBOR as of July 31, 2019 was 2.27%

(a)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, total return swap contracts or borrowings. As of July 31, 2019, the aggregate value of those securities was $85,308,474, representing 98.66% of net assets. (See Note 1 and Note 2)
(b)	Loaned security; a portion or all of the security is on loan as of July 31, 2019.
(c)	Non-income producing security.
(d)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of July 31, 2019, these securities had an aggregate value of $0 or 0.00% of total net assets.
(e)	Security exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of July 31, 2019, these securities had an aggregate value of $2,073,137 or 2.40% of net assets.
(f)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of July 31, 2019, these securities had an aggregate value of $0 or 0.00% of net assets.
(g)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1)
(h)	Security filed for bankruptcy on November 26, 2018.
(i)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at July 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(j)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(k)	Includes cash which is being held as collateral for total return swap contracts and securities sold short.

TOTAL RETURN SWAP CONTRACTS

	Reference	Notional	Floating Rate	Floating	Termination		Net Unrealized
Counter Party	Entity/Obligation	Amount	Paid by the Fund	Rate Index	Date	Value	Appreciation
Morgan Stanley	Banco Santander SA	$(612,142)	1D FEDEF - 50 bps	1D FEDEF	05/20/2020	$(588,604)	$23,538

	Reference	Notional	Floating Rate	Floating	Termination		Net Unrealized
Counter Party	Entity/Obligation	Amount	Paid by the Fund	Rate Index	Date	Value	Depreciation
Morgan Stanley	Kweichow Moutai Co., Ltd.	$714,756	1D FEDEF + 250 bps	1D FEDEF	05/29/2020	$678,016	$(36,740)

		102,614				$89,412	$(13,202)

PUT OPTIONS WRITTEN

	Expiration	Strike		Notional
Underlying Security	Date	Price	Contracts	Amount	Value
Invesco QQQ Trust Series 1	10/18/2019	$180	(1,100)	$(21,021,000)	$(311,850)
S&P 500® Index	09/20/2019	2,650	(50)	(14,901,900)	(45,250)
S&P 500® Index	09/20/2019	2,750	(50)	(14,901,900)	(77,000)

				$(50,824,800)	$(434,100)

Clough Global Equity Fund
STATEMENT OF INVESTMENTS
July 31, 2019 (Unaudited)

	Shares	Value
COMMON STOCKS 107.76%
Communication Services 2.32%
China Tower Corp., Ltd. - Class H	4,822,000	$1,256,603
Momo, Inc. - Sponsored ADR(a)	22,800	774,516
Netflix, Inc.(a)(b)(c)	4,529	1,462,822
		3,493,941

Consumer Discretionary 15.08%
Alibaba Group Holding, Ltd. - Sponsored ADR(a)(b)(c)	14,600	2,527,406
Amazon.com, Inc.(a)(b)(c)	1,906	3,558,083
Carvana Co.(a)(b)	74,500	4,735,220
Chow Tai Fook Jewellery Group, Ltd.	177,600	170,382
Etsy, Inc.(a)(b)(c)	21,400	1,434,228
Home Depot, Inc.(a)(c)	2,470	527,814
Melco Resorts & Entertainment, Ltd. - ADR(a)	79,100	1,777,377
Pool Corp.(a)	6,710	1,270,673
Sands China, Ltd.	592,800	2,885,187
Titan Co., Ltd.	81,389	1,249,913
Vail Resorts, Inc.(a)	5,500	1,355,860
Wayfair, Inc. - Class A(a)(b)(c)	9,130	1,197,491
		22,689,634

Energy 0.00%
Fairway Energy LP(b)(d)(e)(f)(g)(h)	217,600	0

Financials 28.73%
AIA Group, Ltd.	120,800	1,248,407
Ares Capital Corp.(a)	243,900	4,529,223
Bank of America Corp.(a)(c)	120,205	3,687,889
Blackstone Mortgage Trust, Inc. - Class A(a)	81,550	2,896,656
Citigroup, Inc.(a)(c)	114,219	8,127,824
Golub Capital BDC, Inc.(a)	193,109	3,501,066
Granite Point Mortgage Trust, Inc.(a)	121,900	2,328,290
HDFC Bank, Ltd.	83,949	2,748,038
JPMorgan Chase & Co.(a)(c)	24,800	2,876,800
Morgan Stanley(a)(c)	60,400	2,691,424
Solar Capital, Ltd.(a)	104,400	2,167,344
Starwood Property Trust, Inc.(a)	197,800	4,594,894
TPG Specialty Lending, Inc.(a)	93,100	1,817,312
		43,215,167

Health Care 20.37%
Align Technology, Inc.(a)(b)(c)	2,902	606,750
Amgen, Inc.(a)(c)	2,600	485,108
Amphivena Therapeutics, Inc. - Series C(b)(d)(e)(f)(g)	334,425	1,199,997
Apellis Pharmaceuticals, Inc.(a)(b)	87,697	2,449,377

	Shares	Value
Health Care (continued)
Baxter International, Inc.(a)(c)	13,717	$1,151,817
BeiGene, Ltd. - ADR(a)(b)(c)	9,150	1,256,661
Boston Scientific Corp.(a)(b)(c)	35,040	1,487,799
Centrexion Therapeutics(b)(d)(e)(f)(g)	66,719	749,988
Centrexion Therapeutics Corp.(b)(e)(f)(g)	4,336	48,741
Correvio Pharma Corp.(a)(b)	319,900	585,417
CRISPR Therapeutics AG(a)(b)	72,780	3,689,218
Elanco Animal Health, Inc.(a)(b)(c)	49,000	1,615,040
Equillium, Inc.(a)(b)(c)	11,800	48,380
Galapagos NV - Sponsored ADR(a)(b)(c)	5,370	931,158
Gossamer Bio, Inc.(a)(b)	26,200	520,070
Gossamer Biosciences(b)(d)(e)(f)	58,721	1,163,345
GW Pharmaceuticals PLC - ADR(a)(b)(c)	11,540	1,872,942
IDEXX Laboratories, Inc.(a)(b)(c)	2,924	824,714
Idorsia, Ltd.(b)(d)	44,696	956,343
Tandem Diabetes Care, Inc.(a)(b)(c)	16,800	1,065,624
Teladoc Health, Inc.(a)(b)(c)	17,120	1,168,269
Thermo Fisher Scientific, Inc.(a)(c)	6,652	1,847,127
Veracyte, Inc.(a)(b)(c)	63,720	1,807,736
Vertex Pharmaceuticals, Inc.(a)(b)(c)	4,972	828,435
Zoetis, Inc.(a)(c)	19,950	2,292,056
		30,652,112

Industrials 4.12%
Larsen & Toubro, Ltd.	62,407	1,258,665
TransDigm Group, Inc.(a)(b)	10,160	4,932,070
		6,190,735

Information Technology 37.14%
Adobe, Inc.(a)(b)(c)	6,050	1,808,103
Analog Devices, Inc.(a)	21,769	2,556,987
Apple, Inc.	12,310	2,622,522
Applied Materials, Inc.(a)	52,343	2,584,174
Arista Networks, Inc.(a)(b)	5,270	1,441,082
Broadcom, Ltd.(a)	17,104	4,959,989
Coupa Software, Inc.(a)(b)(c)	12,580	1,707,232
Fabrinet(a)(b)(c)	48,700	2,614,216
Guidewire Software, Inc.(a)(b)(c)	13,300	1,357,664
Lumentum Holdings, Inc.(b)	33,100	1,874,453
Micron Technology, Inc.(a)(b)(c)	135,743	6,093,503
Microsoft Corp.(a)(c)	47,160	6,426,493
New Relic, Inc.(a)(b)	7,300	680,141
Pluralsight, Inc. - Class A(a)(b)(c)	44,900	1,377,981
RingCentral, Inc. - Class A(a)(b)(c)	12,830	1,821,603
salesforce.com, Inc.(a)(b)(c)	21,929	3,388,031
Samsung Electronics Co., Ltd.	32,523	1,246,655
ServiceNow, Inc.(a)(b)	7,388	2,049,357
Twilio, Inc. - Class A(a)(b)(c)	10,000	1,391,100
Visa, Inc. - Class A(a)(c)	14,220	2,531,160
Western Digital Corp.(a)	30,440	1,640,412
WNS Holdings, Ltd. - ADR(a)(b)(c)	21,500	1,354,930

	Shares	Value
Information Technology (continued)
Xilinx, Inc.(a)	10,500	$1,199,205
Zendesk, Inc.(a)(b)	13,800	1,153,128
		55,880,121

TOTAL COMMON STOCKS
(Cost $154,788,907)		162,121,710

CLOSED-END FUNDS 2.14%
Cornerstone Strategic Value Fund, Inc.(a)(c)	81,400	971,916
Cornerstone Total Return Fund, Inc.(a)	84,100	983,129
Duff & Phelps Global Utility Income Fund, Inc.(a)(c)	29,600	452,584
Royce Value Trust, Inc.(a)	58,200	818,292

TOTAL CLOSED-END FUNDS
(Cost $3,241,765)		3,225,921

PREFERRED STOCKS 0.87%
PennyMac Mortgage Investment Trust
Series A, 3M US L + 5.831%(a)(i)	48,692	1,305,919

TOTAL PREFERRED STOCKS
(Cost $1,207,329)		1,305,919

Underlying Security/Expiration Date/ Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS 2.03%
Put Options Purchased 2.03%
Invesco QQQ Trust Series 1
10/18/19, 190, $63,063,000	3,300	1,834,800
iShares China Large-Cap ETF
08/02/19, 42, $1,644,000	400	36,200
S&P 500® Index
09/20/19, 2,800, $20,862,660	70	142,100
09/20/19, 2,950, $50,666,460	170	835,550
Xtrackers Harvest CSI 300 China A-Shares ETF
08/02/19, 28, $16,030,824	5,752	201,320

Total Put Options Purchased
(Cost $3,135,529)		3,049,970

TOTAL PURCHASED OPTIONS
(Cost $3,135,529)		3,049,970

Description and	Principal
Maturity Date	Amount	Value
GOVERNMENT & AGENCY OBLIGATIONS 3.35%
U.S. Treasury Bonds
02/15/2048, 3.000%(a)	$4,600,000	$5,034,754

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $4,973,701)		5,034,754

	Shares/Principal Amount	Value
SHORT-TERM INVESTMENTS 11.74%
Money Market Funds 3.81%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (2.201% 7-day yield)	5,727,825	5,727,825
		5,727,825
U.S. Treasury Bills 7.93%
U.S. Treasury Bills
08/29/2019, 2.107%(a)(j)	$4,000,000	3,994,092
10/03/2019, 2.101%(a)(j)	3,000,000	2,989,442
01/09/2020, 2.026%(a)(j)	2,000,000	1,981,850
01/30/2020, 2.259%(a)(j)	3,000,000	2,969,225
		11,934,609
TOTAL SHORT-TERM INVESTMENTS
(Cost $17,657,886)		17,662,434

Total Investments - 127.89%
(Cost $185,005,117)		192,400,708

Liabilities in Excess of Other Assets - (27.89%)(k)		(41,957,158)

NET ASSETS - 100.00%		$150,443,550

SCHEDULE OF SECURITIES SOLD SHORT (b)	Shares	Value
COMMON STOCKS (7.35%)
Financials (4.50%)
Deutsche Bank AG	(180,100)	(1,406,581)
Mediobanca Banca di Credito Finanziario SpA	(213,416)	(2,139,022)
Societe Generale S.A.	(41,794)	(1,027,336)
UniCredit SpA	(186,653)	(2,201,796)
		(6,774,735)

Industrials (1.10%)
Stericycle, Inc.	(35,840)	(1,647,206)

Information Technology (1.75%)
Advanced Micro Devices, Inc.	(43,400)	(1,321,530)
Cree, Inc.	(12,250)	(761,705)
NetApp, Inc.	(9,400)	(549,806)
		(2,633,041)

TOTAL COMMON STOCKS
(Proceeds $11,199,799)		(11,054,982)

SCHEDULE OF SECURITIES SOLD SHORT (b) (continued)	Shares	Value
EXCHANGE TRADED FUNDS (5.45%)
Health Care Select Sector SPDR® Fund	(36,700)	$(3,344,838)
iShares® Nasdaq Biotechnology ETF	(8,640)	(912,902)
SPDR® S&P® Biotech ETF	(46,100)	(3,949,848)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $7,719,970)		(8,207,588)

TOTAL SECURITIES SOLD SHORT
(Proceeds $18,919,769)		$(19,262,570)

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

LIBOR - London Interbank Offered Rate

Libor Rates:

3M US L - 3 Month LIBOR as of July 31, 2019 was 2.27%

(a)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, total return swap contracts or borrowings. As of July 31, 2019, the aggregate value of those securities was $145,637,945, representing 96.81% of net assets. (See Note 1 and Note 2)
(b)	Non-income producing security.
(c)	Loaned security; a portion or all of the security is on loan as of July 31, 2019.
(d)	All or a portion of the security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of July 31, 2019, these securities had an aggregate value of $3,598,275 or 2.39% of net assets.
(e)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of July 31, 2019, these securities had an aggregate value of $3,162,071 or 2.10% of net assets.
(f)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of July 31, 2019, these securities had an aggregate value of $3,162,071 or 2.10% of total net assets.
(g)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1)
(h)	Security filed for bankruptcy on November 26, 2018.
(i)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at July 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(j)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(k)	Includes cash which is being held as collateral for total return swap contracts and securities sold short.

TOTAL RETURN SWAP CONTRACTS

	Reference	Notional	Floating Rate	Floating	Termination		Net Unrealized
Counter Party	Entity/Obligation	Amount	Paid by the Fund	Rate Index	Date	Value	Appreciation
Morgan Stanley	Banco Santander SA	$(1,049,112)	1D FEDEF - 50 bps	1D FEDEF	05/20/2020	$(1,008,922)	$40,190

	Reference	Notional	Floating Rate	Floating	Termination		Net Unrealized
Counter Party	Entity/Obligation	Amount	Paid by the Fund	Rate Index	Date	Value	Depreciation
Morgan Stanley	Kweichow Moutai Co., Ltd.	$1,250,823	1D FEDEF + 250 bps	1D FEDEF	5/29/2020	$1,186,528	$(64,295)

		201,711				$177,606	$(24,105)

PUT OPTIONS WRITTEN

	Expiration	Strike		Notional
Underlying Security	Date	Price	Contracts	Amount	Value
Invesco QQQ Trust Series 1	10/18/2019	$180	(3,300)	$(63,063,000)	$(935,550)
S&P 500® Index	09/20/2019	2,650	(155)	(46,195,890)	(140,275)
S&P 500® Index	09/20/2019	2,750	(85)	(25,333,230)	(130,900)

				$(134,592,120)	$(1,206,725)

Clough Global Opportunities Fund
STATEMENT OF INVESTMENTS
July 31, 2019 (Unaudited)

	Shares	Value
COMMON STOCKS 106.52%
Communication Services 3.96%
China Tower Corp., Ltd. - Class H	11,094,000	$2,891,074
GCI Liberty, Inc. - Class A(a)(b)(c)	94,072	5,618,920
Momo, Inc. - Sponsored ADR(b)(c)	52,400	1,780,028
Netflix, Inc.(a)(b)(c)	10,424	3,366,848
		13,656,870

Consumer Discretionary 15.15%
Alibaba Group Holding, Ltd. - Sponsored ADR(a)(b)(c)	33,600	5,816,496
Amazon.com, Inc.(a)(b)(c)	4,408	8,228,766
Carvana Co.(a)(b)	171,860	10,923,422
Chow Tai Fook Jewellery Group, Ltd.	408,000	391,418
Etsy, Inc.(a)(b)(c)	49,200	3,297,384
Home Depot, Inc.(b)(c)	5,570	1,190,253
Melco Resorts & Entertainment, Ltd. - ADR(b)	182,000	4,089,540
Pool Corp.(b)	15,440	2,923,873
Sands China, Ltd.	1,362,800	6,632,816
Titan Co., Ltd.	187,443	2,878,613
Vail Resorts, Inc.(b)	12,700	3,130,804
Wayfair, Inc. - Class A(a)(b)	20,990	2,753,049
		52,256,434

Energy 0.00%
Fairway Energy LP(a)(d)(e)(f)(g)(h)	536,000	0

Financials 27.05%
AIA Group, Ltd.	278,200	2,875,057
Ares Capital Corp.(b)	528,100	9,806,817
Bank of America Corp.(b)(c)	309,110	9,483,495
Blackstone Mortgage Trust, Inc. - Class A(b)	186,660	6,630,163
Citigroup, Inc.(b)(c)	268,127	19,079,917
Golub Capital BDC, Inc.(b)	340,257	6,168,860
HDFC Bank, Ltd.	192,907	6,314,735
JPMorgan Chase & Co.(b)(c)	64,950	7,534,200
Morgan Stanley(b)(c)	138,300	6,162,648
Solar Capital, Ltd.(b)	216,231	4,488,956
Starwood Property Trust, Inc.(b)	452,886	10,520,542
TPG Specialty Lending, Inc.(b)	215,783	4,212,084
		93,277,474

Health Care 18.44%
Align Technology, Inc.(a)(b)(c)	6,671	1,394,773
Amgen, Inc.(b)(c)	7,520	1,403,081
Amphivena Therapeutics, Inc. - Series C(a)(d)(e)(f)(g)	780,326	2,799,997
Apellis Pharmaceuticals, Inc.(a)(b)	214,401	5,988,220
Baxter International, Inc.(b)(c)	31,642	2,656,979

	Shares	Value
Health Care (continued)
BeiGene, Ltd. - ADR(a)(b)(c)	21,310	$2,926,715
BioMarin Pharmaceutical, Inc.(a)(b)(c)	18,600	1,475,352
Centrexion Therapeutics(a)(d)(e)(f)(g)	217,952	2,449,998
Centrexion Therapeutics Corp.(a)(e)(f)(g)	14,166	159,240
Correvio Pharma Corp.(a)(b)	797,281	1,459,024
CRISPR Therapeutics AG(a)(b)	170,014	8,618,010
Elanco Animal Health, Inc.(a)(b)(c)	112,900	3,721,184
Equillium, Inc.(a)(b)	26,926	110,396
Galapagos NV - Sponsored ADR(a)(b)(c)	12,300	2,132,820
Gossamer Bio, Inc.(a)(b)	60,500	1,200,925
Gossamer Biosciences(a)(d)(e)(f)	113,988	2,258,262
GW Pharmaceuticals PLC - ADR(a)(b)(c)	26,520	4,304,196
IDEXX Laboratories, Inc.(a)(b)(c)	6,775	1,910,889
Tandem Diabetes Care, Inc.(a)(b)(c)	39,000	2,473,770
Teladoc Health, Inc.(a)(b)(c)	39,240	2,677,738
Thermo Fisher Scientific, Inc.(b)(c)	15,497	4,303,207
Vertex Pharmaceuticals, Inc.(a)(b)(c)	11,413	1,901,634
Zoetis, Inc.(b)(c)	46,010	5,286,089
		63,612,499

Industrials 4.13%
Larsen & Toubro, Ltd.	143,395	2,892,082
TransDigm Group, Inc.(a)(b)	23,370	11,344,733
		14,236,815

Information Technology 36.53%
Adobe, Inc.(a)(b)(c)	13,930	4,163,120
Analog Devices, Inc.(b)(c)	50,107	5,885,568
Apple, Inc.	28,170	6,001,337
Applied Materials, Inc.(b)	120,248	5,936,644
Arista Networks, Inc.(a)(b)	12,140	3,319,683
Broadcom, Ltd.(b)(c)	39,231	11,376,598
Fabrinet(a)	112,000	6,012,160
Guidewire Software, Inc.(a)(b)(c)	30,600	3,123,648
Lumentum Holdings, Inc.(a)(b)	75,800	4,292,554
Micron Technology, Inc.(a)(b)(c)	316,383	14,202,433
Microsoft Corp.(b)(c)	109,520	14,924,290
New Relic, Inc.(a)(b)	16,700	1,555,939
Pluralsight, Inc. - Class A(a)(b)(c)	103,900	3,188,691
RingCentral, Inc. - Class A(a)(b)(c)	29,670	4,212,547
salesforce.com, Inc.(a)(b)(c)	50,501	7,802,404
Samsung Electronics Co., Ltd.	74,791	2,866,851
ServiceNow, Inc.(a)(b)	17,004	4,716,740
Twilio, Inc. - Class A(a)(b)	23,170	3,223,179
Visa, Inc. - Class A(b)(c)	38,504	6,853,712
Western Digital Corp.(b)	70,950	3,823,495
WNS Holdings, Ltd. - ADR(a)(b)(c)	49,547	3,122,452
Xilinx, Inc.(b)	24,100	2,752,461
Zendesk, Inc.(a)(b)(c)	31,700	2,648,852
		126,005,358

	Shares	Value
Real Estate 1.26%
SBA Communications Corp.(a)(b)(c)	17,670	$4,336,395

TOTAL COMMON STOCKS
(Cost $351,343,711)		367,381,845

CLOSED-END FUNDS 1.52%
Cornerstone Strategic Value Fund, Inc.(b)(c)	191,200	2,282,928
Cornerstone Total Return Fund, Inc.(b)(c)	197,600	2,309,944
Royce Value Trust, Inc.(b)	46,800	658,008

TOTAL CLOSED-END FUNDS
(Cost $5,206,998)		5,250,880

PREFERRED STOCKS 3.03%
Ares Management Corp.
Series A, 7.000%(b)	147,000	3,924,900
PennyMac Mortgage Investment Trust
Series B, 3M US L + 5.99%(b)(i)	70,000	1,857,800
Two Harbors Investment Corp.
Series A, 3M US L + 5.66%(b)(i)	75,000	2,017,500
Series C, 3M US L + 5.011%(b)(c)(i)	105,000	2,646,000

TOTAL PREFERRED STOCKS
(Cost $9,965,750)		10,446,200

Underlying Security/Expiration Date/ Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS 2.04%
Put Options Purchased 2.04%
Invesco QQQ Trust Series 1
10/18/19, 190, $145,236,000	7,600	4,225,600
iShares China Large-Cap ETF
08/02/19, 42, $3,781,200	920	83,260
S&P 500® Index
09/20/19, 2,800, $50,666,460	170	345,100
09/20/19, 2,950, $116,234,820	390	1,916,850
Xtrackers Harvest CSI 300 China A-Shares ETF
08/02/19, 28, $36,849,714	13,222	462,770

Total Put Options Purchased
(Cost $7,259,531)		7,033,580

TOTAL PURCHASED OPTIONS
(Cost $7,259,531)		7,033,580

Description and	Principal
Maturity Date	Amount	Value
CORPORATE BONDS 9.87%
American Tower Trust #1
03/15/2023, 3.070%(b)(d)	$3,000,000	$3,029,962
Bank of America Corp.
10/21/2022, 2.503%(b)	2,000,000	2,002,726
Citigroup, Inc.
04/25/2022, 2.750%(b)	3,000,000	3,024,806
JPMorgan Chase & Co.
09/23/2022, 3.250%(b)	3,000,000	3,083,751
MUFG Union Bank NA
04/01/2022, 3.150%(b)	3,300,000	3,364,500
NextEra Energy Capital Holdings, Inc.
10/01/2066, 3M US L + 2.0675%(b)(i)	2,500,000	2,066,300
Owl Rock Capital Corp.
04/15/2024, 5.250%(b)	3,000,000	3,117,810
Solar Capital, Ltd.
01/20/2023, 4.500%(b)	2,500,000	2,470,135
Sunoco Logistics Partners Operations LP
04/01/2021, 4.400%(b)	3,000,000	3,081,119
SunTrust Bank/Atlanta GA
01/29/2021, 3M US L + 0.2975%(b)(i)	1,355,000	1,354,617
TPG Specialty Lending, Inc.
01/22/2023, 4.500%(b)(c)	4,250,000	4,259,510
Welltower, Inc.
01/15/2022, 5.250%(b)	3,000,000	3,183,906

TOTAL CORPORATE BONDS
(Cost $33,965,849)		34,039,142

GOVERNMENT & AGENCY OBLIGATIONS 8.71%
U.S. Treasury Bonds
05/15/2041, 4.375%(b)	2,000,000	2,669,375
05/15/2042, 3.000%	7,200,000	7,883,859
05/15/2045, 3.000%(b)	6,000,000	6,556,289
02/15/2048, 3.000%	900,000	985,060
05/15/2048, 3.125%(b)	7,500,000	8,408,350
11/15/2048, 3.375%(b)	3,000,000	3,527,871

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $28,087,099)		30,030,804

	Shares/Principal Amount	Value
SHORT-TERM INVESTMENTS 11.70%
Money Market Funds 7.65%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (2.201% 7-day yield)	26,389,469	26,389,469
		26,389,469
U.S. Treasury Bills 4.05%
U.S. Treasury Bills
08/01/2019, 2.253%(j)	$8,000,000	8,000,000

	Shares/Principal Amount	Value
SHORT-TERM INVESTMENTS (continued)
10/03/2019, 2.101%(j)	$6,000,000	$5,978,885
		13,978,885
TOTAL SHORT-TERM INVESTMENTS
(Cost $40,366,999)		40,368,354

Total Investments - 143.39%
(Cost $476,195,937)		494,550,805

Liabilities in Excess of Other Assets - (43.39%)(k)		(149,649,269)

NET ASSETS - 100.00%		$344,901,536

SCHEDULE OF SECURITIES SOLD SHORT (a)	Shares	Value
COMMON STOCKS (7.41%)
Financials (4.56%)
Deutsche Bank AG	(414,700)	(3,238,807)
Mediobanca Banca di Credito Finanziario SpA	(497,828)	(4,989,622)
Societe Generale S.A.	(96,035)	(2,360,631)
UniCredit SpA	(435,411)	(5,136,194)
		(15,725,254)

Industrials (1.10%)
Stericycle, Inc.	(82,550)	(3,793,998)

Information Technology (1.75%)
Advanced Micro Devices, Inc.	(100,000)	(3,045,000)
Cree, Inc.	(28,200)	(1,753,476)
NetApp, Inc.	(21,500)	(1,257,535)
		(6,056,011)

TOTAL COMMON STOCKS
(Proceeds $25,920,629)		(25,575,263)

EXCHANGE TRADED FUNDS (5.10%)
Health Care Select Sector SPDR® Fund	(69,050)	(6,293,217)
iShares® Nasdaq Biotechnology ETF	(20,640)	(2,180,822)
SPDR® S&P® Biotech ETF	(106,300)	(9,107,784)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $16,601,173)		(17,581,823)

TOTAL SECURITIES SOLD SHORT
(Proceeds $42,521,802)		$(43,157,086)

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

LIBOR - London Interbank Offered Rate

Libor Rates:

3M US L - 3 Month LIBOR as of July 31, 2019 was 2.27%

(a)	Non-income producing security.
(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, total return swap contracts or borrowings. As of July 31, 2019, the aggregate value of those securities was $352,464,915, representing 102.19% of net assets. (See Note 1 and Note 2)
(c)	Loaned security; a portion or all of the security is on loan as of July 31, 2019.
(d)	Security exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of July 31, 2019, these securities had an aggregate value of $10,538,219 or 3.06% of net assets.
(e)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of July 31, 2019, these securities had an aggregate value of $7,667,497 or 2.22% of net assets.
(f)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of July 31, 2019, these securities had an aggregate value of $7,667,497 or 2.22% of total net assets.
(g)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1)
(h)	Security filed for bankruptcy on November 26, 2018.
(i)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at July 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(j)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(k)	Includes cash which is being held as collateral for total return swap contracts and securities sold short.

TOTAL RETURN SWAP CONTRACTS

	Reference	Notional	Floating Rate	Floating	Termination		Net Unrealized
Counter Party	Entity/Obligation	Amount	Paid by the Fund	Rate Index	Date	Value	Appreciation
Morgan Stanley	Banco Santander SA	$(2,410,712)	1D FEDEF - 50 bps	1D FEDEF	05/20/2020	$(2,318,273)	$92,439

	Reference	Notional	Floating Rate	Floating	Termination		Net Unrealized
Counter Party	Entity/Obligation	Amount	Paid by the Fund	Rate Index	Date	Value	Depreciation
Morgan Stanley	Kweichow Moutai Co., Ltd.	$2,873,915	1D FEDEF + 250 bps	1D FEDEF	5/29/2020	$2,726,190	$(147,725)

		463,203				$407,917	$(55,286)

PUT OPTIONS WRITTEN

	Expiration	Strike		Notional
Underlying Security	Date	Price	Contracts	Amount	Value
Invesco QQQ Trust Series 1	10/18/2019	$180	(7,600)	$(145,236,000)	$(2,154,600)
S&P 500® Index	09/20/2019	2,650	(365)	(108,783,870)	(330,325)
S&P 500® Index	09/20/2019	2,750	(195)	(58,117,410)	(300,300)

				$(312,137,280)	$(2,785,225)

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to Quarterly Statement of Investments.

Clough Global FundS

Notes to Quarterly Statement of Investments

July 31, 2019 (unaudited)

1. Organization and SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund”, collectively the “Funds”), are closed-end management investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). The Funds were organized under the laws of the state of Delaware on April 27, 2004, January 25, 2005, and January 12, 2006, respectively for Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund. The Funds were previously registered as non- diversified investment companies. As a result of ongoing operations, each of the Funds became a diversified company. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval. Each Fund’s investment objective is to provide a high level of total return. Each Declaration of Trust provides that the Board of Trustees (the “Board”) may authorize separate classes of shares of beneficial interest. The common shares of Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund are listed on the NYSE American LLC and trade under the ticker symbols “GLV”, “GLQ” and “GLO” respectively.

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the Statement of Investments in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Statement of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Statement of Investments may differ from the value the Funds ultimately realize upon sale of the securities. Each Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standards Codification Topic (“ASC”) 946 – Investment Companies.

The net asset value per share of each Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (“NYSE” or the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when a Fund is not open for business. As a result, each Fund’s net asset value may change at times when it is not possible to purchase or sell shares of a Fund.

Investment Valuation: Securities, including preferred stocks, exchange traded funds, closed-end funds and participation notes held by each Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Funds price their portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board, debt securities (including short-term obligations that will mature in 60 days or less) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Exchange-traded options are valued at closing settlement prices. Total return swaps are priced based on valuations provided by a Board approved independent third party pricing agent. If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board. For this purpose, fair value is the price that a Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that a Fund could actually receive on a sale of the security.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of July 31, 2019, in valuing each Fund’s investments carried at value.

Clough Global Dividend and Income Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$67,685,499	$–	$0	$67,685,499
Closed-End Funds	1,220,889	–	–	1,220,889
Preferred Stocks	7,162,495	–	–	7,162,495
Purchased Options	1,240,821	–	–	1,240,821
Corporate Bonds	–	15,922,358	–	15,922,358
Asset-Backed Securities	–	82,512	–	82,512
Government & Agency Obligations	–	14,702,584	–	14,702,584
Short-Term Investments
Money Market Funds	6,771,860	–	–	6,771,860
U.S. Treasury Bills	–	6,963,673	–	6,963,673
TOTAL	$84,081,564	$37,671,127	$–	$121,752,691

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Total Return Swap Contracts**	$–	$23,538	$–	$23,538

Liabilities
Written Options	(434,100)	–	–	(434,100)
Securities Sold Short
Common Stocks	(6,374,980)	–	–	(6,374,980)
Exchange Traded Funds	(2,884,866)	–	–	(2,884,866)
Total Return Swap Contracts**	–	(36,740)	–	(36,740)
TOTAL	$(9,693,946)	$(13,202)	$–	$(9,707,148)

Clough Global Equity Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$3,493,941	$–	$–	$3,493,941
Consumer Discretionary	22,689,634	–	–	22,689,634
Energy	–	–	–	–
Financials	43,215,167	–	–	43,215,167
Health Care	27,490,041	1,163,345	1,998,726	30,652,112
Industrials	6,190,735	–	–	6,190,735
Information Technology	55,880,121	–	–	55,880,121
Closed-End Funds	3,225,921	–	–	3,225,921
Preferred Stocks	1,305,919	–	–	1,305,919
Purchased Options	3,049,970	–	–	3,049,970
Government & Agency Obligations	–	5,034,754	–	5,034,754
Short-Term Investments
Money Market Funds	5,727,825	–	–	5,727,825
U.S. Treasury Bills	–	11,934,609	–	11,934,609
TOTAL	$172,269,274	$18,132,708	$1,998,726	$192,400,708

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Total Return Swap Contracts**	$–	$40,190	$–	$40,190

Liabilities
Written Options	(1,206,725)	–	–	(1,206,725)
Securities Sold Short
Common Stocks	(11,054,982)	–	–	(11,054,982)
Exchange Traded Funds	(8,207,588)	–	–	(8,207,588)
Total Return Swap Contracts**	–	(64,295)	–	(64,295)
TOTAL	$(20,469,295)	$(24,105)	$–	$(20,493,400)

Clough Global Opportunities Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$13,656,870	$–	$–	$13,656,870
Consumer Discretionary	52,256,434	–	–	52,256,434
Energy	–	–	–	–
Financials	93,277,474	–	–	93,277,474
Health Care	55,945,002	2,258,262	5,409,235	63,612,499
Industrials	14,236,815	–	–	14,236,815
Information Technology	126,005,358	–	–	126,005,358
Real Estate	4,336,395	–	–	4,336,395
Closed-End Funds	5,250,880	–	–	5,250,880
Preferred Stocks	10,446,200	–	–	10,446,200
Purchased Options	7,033,580	–	–	7,033,580
Corporate Bonds	–	34,039,142	–	34,039,142
Government & Agency Obligations	–	30,030,804	–	30,030,804
Short-Term Investments
Money Market Funds	26,389,469	–	–	26,389,469
U.S. Treasury Bills	–	13,978,885	–	13,978,885
TOTAL	$408,834,477	$80,307,093	$5,409,235	$494,550,805

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Total Return Swap Contracts**	$–	$92,439	$–	$92,439

Liabilities
Written Options	(2,785,225)	–	–	(2,785,225)
Securities Sold Short
Common Stocks	(25,575,263)	–	–	(25,575,263)
Exchange Traded Funds	(17,581,823)	–	–	(17,581,823)
Total Return Swap Contracts**	–	(147,725)	–	(147,725)
TOTAL	$(45,942,311)	$(55,286)	$–	$(45,997,597)

*	For detailed sector descriptions, see the accompanying Statements of Investments.
**	Swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or Clough Capital Partners L.P. (the “Adviser” or “Clough”) believes the price provided is not reliable, securities of each Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On a monthly basis, the Fair Value Committee of each Fund meets and discusses securities that have been fair valued during the preceding month in accordance with the Funds’ Fair Value Procedures and reports quarterly to the Board on the results of those meetings.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Clough Global Dividend and Income Fund
Investments in Securities	Balance as of October 31, 2018	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of July 31, 2019	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at July 31, 2019
Common Stocks	$264,929	$–	$(264,929)	$–	$–	$–	$–	$–	$(264,929)
Total	$264,929	$–	$(264,929)	$–	$–	$–	$–	$–	$(264,929)

Clough Global Equity Fund
Investments in Securities	Balance as of October 31, 2018	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds		Transfer into Level 3	Transfer out of Level 3	Balance as of July 31, 2019	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at July 31, 2019
Common Stocks	$2,041,074	$–	$(79,000)	$1,199,997	$–	$	– –	$(1,163,345)	$1,998,726	$(79,000)
Total	$2,041,074	$–	$(79,000)	$1,199,997	$–	$	– –	$(1,163,345)	$1,998,726	$(79,000)

Clough Global Opportunities Fund
Investments in Securities	Balance as of October 31, 2018	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of July 31, 2019	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at July 31, 2019
Common Stocks	$5,186,472	$–	$(318,972)	$2,799,997	$–	$–	$(2,258,262)	$5,409,235	$(318,972)
Total	$5,186,472	$–	$(318,972)	$2,799,997	$–	$–	$(2,258,262)	$5,409,235	$(318,972)

The following is a summary of valuation techniques and quantitative information used in determining the fair value of the Fund’s Level 3 investments at July 31, 2019:

Fund	Sector	Fair Value	Valuation Technique	Unobservable Input(a)	Range/Premium
Clough Global Equity Fund	Health Care	$1,998,726	Recent Financings	Transaction Price	N/A
Clough Global Opportunities Fund	Health Care	$5,409,235	Recent Financings	Transaction Price	N/A

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Transaction Price	Increase	Decrease

Foreign Securities: Each Fund may invest a portion of its assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency spot contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of each Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Each Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

Exchange Traded Funds: Each Fund may invest in exchange traded funds (“ETFs”), which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Short Sales: Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Each Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. Each Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current value of the security sold short. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales.

Each Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. Each Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

Derivatives Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts, including, but not limited to, purchased and written options, swaps, futures and warrants. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Each Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with a Fund's investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. Derivatives transactions of the types described above subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Each Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by a Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, each Fund may experience significant delays in obtaining any recovery under the derivatives contract in a bankruptcy or other reorganization proceeding. Each Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Market Risk Factors: In addition, in pursuit of their investment objectives, certain Funds may seek to use derivatives, which may increase or decrease exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Option Writing/Purchasing: Each Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to written options.

When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Futures Contracts: Each Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. If a Fund buys a security futures contract, the Fund enters into a contract to purchase the underlying security and is said to be "long" under the contract. If a Fund sells a security futures contact, the Fund enters into a contract to sell the underlying security and is said to be "short" under the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Such payables or receivables are recorded for financial statement purposes as variation margin payable or variation margin receivable by each Fund. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to futures contracts. Management has reviewed the futures agreement under which the futures contracts are traded and has determined that the Funds do not have the right to set-off, and therefore the futures contracts are not subject to enforceable netting arrangements.

The Funds enter into such transactions for hedging and other appropriate risk-management purposes or to increase return. While a Fund may enter into futures contracts for hedging purposes, the use of futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Funds’ portfolio holdings and futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.

Futures contract transactions may result in losses substantially in excess of the variation margin. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

Each Fund held no futures contracts at the end of the period.

Swaps: During the period each Fund engaged in total return swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Each Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. Each Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If each Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to swap contracts.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

During the period ended July 31, 2019, the Funds invested in swap agreements consistent with the Funds’ investment strategies to gain exposure to certain markets or indices.

Warrants/Rights: Each Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit each Fund’s ability to exercise the warrants or rights at such times and in such quantities as each Fund would otherwise wish. As of and during the period ended July 31, 2019, each Fund held no warrants or rights.

Restricted Securities: Although the Funds will invest primarily in publicly traded securities, they may invest a portion of their assets (generally, 5% of its value) in restricted securities. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

Restricted securities as of July 31, 2019 were as follows:

Fund	Security	% of Net Assets	Acquisition Date	Shares	Cost	Value
Clough Global Dividend and Income Fund	American Tower Trust #1	0.82%	7/8/2019	700,000	$707,182	$706,991
	Citizens Financial Group, Inc.	1.58%	12/11/2017	1,325,000	1,360,606	1,366,146
	Fairway Energy LP	0.00%	6/30/2015	130,700	1,307,000	0
Total		2.40%			$3,374,788	$2,073,137

Clough Global Equity Fund	Amphivena Therapeutics	0.80%	4/8/2019	334,425	1,199,997	1,199,997
	Centrexion Therapeutics	0.50%	12/18/2017	66,719	701,250	749,988
	Fairway Energy LP	0.00%	6/30/2015	217,600	2,176,000	0
	Gossamer Biosciences	0.77%	7/20/2018	58,721	850,000	1,163,345
	Idorsia, Ltd.	0.32%	7/11/2018	22,661	580,575	484,945
Total		2.39%			$5,507,822	$3,598,275

Clough Global Opportunities Fund	American Tower Trust #1	0.88%	7/8/2019	3,000,000	3,030,779	3,029,962
	Amphivena Therapeutics	0.81%	4/8/2019	780,326	2,799,997	2,799,997
	Centrexion Therapeutics	0.71%	12/18/2017	217,952	2,290,759	2,449,998
	Fairway Energy LP	0.00%	6/30/2015	536,000	5,360,000	0
	Gossamer Biosciences	0.65%	7/20/2018	113,988	1,650,000	2,258,262
Total		3.05%			$15,131,535	$10,538,219

Counterparty Risk: Each of the Funds run the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of each Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that each of the Funds use over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for each of the Funds.

Other Risk Factors: Investing in the Funds may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Funds. These events may have adverse effects on the Funds such as a decline in the value and liquidity of many securities held by the Funds, and a decrease in net asset value. Such unforeseen developments may limit or preclude the Funds’ ability to achieve their investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may result in the securities held by the Funds being subject to larger short-term declines in value compared to other types of investments.

The Funds may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities.

The Funds invest in bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

2. CommitTed facility agreement

Each Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) dated January 16, 2009, as amended, between each Fund and BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows each Fund to borrow funds from BNP. Each Fund entered a Special Custody and Pledge Agreement (the “Pledge Agreement”) dated December 9, 2013, as amended, between each Fund, the Funds’ custodian, and BNP. As of October 31, 2016, the Pledge Agreement was assigned from BNP to BNP Paribas Prime Brokerage International, Ltd. Per the Pledge Agreement, borrowings under the Agreement are secured by assets of each Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). On July 31, 2019, the pledged collateral was valued at $81,853,129, $138,921,438 and $336,464,525 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. Each Fund may, with 30 days notice, reduce the Maximum Commitment Financing (Initial Limit amount plus the increased borrowing amount in excess of the Initial Limit) to a lesser amount if drawing on the full amount would result in a violation of the applicable asset coverage requirement of Section 18 of the 1940 Act. Interest is charged at the three month LIBOR (London Inter-bank Offered Rate) plus 0.70% on the amount borrowed and 0.65% on the undrawn balance. Each Fund also pays a one-time arrangement fee of 0.25% on (i) the Initial Limit and (ii) any increased borrowing amount in the excess of the Initial Limit, paid in monthly installments for the six months immediately following the date on which borrowings were drawn by the Fund.

The Maximum Commitment Financing allowed under the Agreement is $47,000,000, $76,500,000 and $178,000,000 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and the Clough Global Opportunities Fund, respectively. As of July 31, 2019, the outstanding borrowings for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $47,000,000, $76,500,000 and $178,000,000, respectively. The interest rate applicable to the borrowings of Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund on July 31, 2019, was 2.97%.

The Lending Agreement is a separate side-agreement between each Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by a Fund to BNP under the Agreement. The Lending Agreement is intended to permit each Fund to significantly reduce the cost of its borrowings under the Agreement. BNP has the ability to re- register the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. (It is each Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) Each Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by a Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to each Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by a Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to each Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with each Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, each Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. Each Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to each Fund’s custodian no later than three business days after such request. If a Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable for the ultimate delivery to each Fund’s custodian of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. Should the borrower of the securities fail financially, the Funds have the right to reduce the outstanding amount of the Current Borrowings against which the pledged collateral has been secured. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. Under the terms of the Lending Agreement, each Fund shall have the right to apply and set-off an amount equal to one hundred percent (100%) of the then current fair value of such Lent Securities against the Current Borrowings. As of July 31, 2019, the value of the Lent Securities for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $40,752,778, $63,987,853 and $162,999,947, respectively.

The Board has approved each Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement have occurred during the period ended July 31, 2019.

3. SUBSEQUENT EVENT

Effective September 13, 2019, the Maximum Commitment Financing allowed under the Agreement was increased to $48,500,000 for Clough Global Dividend and Income Fund and $81,000,000 for Clough Global Equity Fund. Effective September 16, 2019, the Maximum Commitment Financing allowed under the Agreement was increased to $49,500,000 for Clough Global Dividend and Income Fund and $84,500,000 for Clough Global Equity Fund.